Supplement dated April 12, 2013 to the
Statement of Additional Information ("SAI") dated August 28, 2012

Effective March 8, 2013, Jay S. Bosse replaced Logan Snyder as Treasurer of the GL Beyond Income Fund.  Information under the heading "MANAGEMENT OF THE FUND" in the SAI regarding Mr. Snyder should be disregarded.

The following supplements the SAI disclosures under the heading "MANAGEMENT OF THE FUND," effective as of March 8, 2013.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Hauppauge, NY  11788.

Interested Trustees, Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Jay S. Bosse (Born 1977)	Treasurer since March 2013

Senior Vice President, Fund & Portfolio Operations, GL Capital Partners, LLC, Jan. 2013 to present; Amber Capital Investment Management LP/Amber Capital UK LLP, Vice President-Operations Manager, Jan 2010 to Dec. 2012, Senior Associate, Jan. 2008 to Dec. 2009, Associate, May 2007 to Dec. 2007.

			n/a	n/a

* Officers are elected annually.

** The term "Fund Complex" refers to the GL Beyond Income Fund.

The following supplements the SAI disclosures under the heading "INVESTMENT OBJECTIVE AND POLICIES", effective as of the date of this supplement.

Debt Instruments

The Fund may invest in fixed-rate or floating-rate debt instruments of domestic and foreign business entities including commercial paper, bankers and other acceptances, factoring receivables, bills, notes, bonds and other evidences of

731425.1

indebtedness.  The Fund may acquire these instruments in the secondary market or through direct negotiation with an issuer.  The Adviser selects debt instruments of any maturity or credit quality provided it believes the issuer has sufficient resources to meet interest and principal payments.  However, for issuers with weaker credit quality, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.  When the Fund invests in debt instruments, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Debt securities may be or become illiquid, which may prevent the Fund from disposing of such securities at an opportune time or at favorable prices.

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This Supplement, and the Prospectus and SAI both dated August 28, 2012, and the Supplements to the SAI dated October 5, 2012, October 18, 2012, as well as the Supplements to the Prospectus and SAI dated December 13, 2012 and March 8, 2013, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus, SAI and Supplements have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-855-754-7930 or by visiting www.glbeyondincomefund.com.

Supplement dated April 12, 2013